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                             [ARTHUR ANDERSEN LOGO]




                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 2, 1996 included in Barnett Inc.'s Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this Registration Statement.


/S/ Arthur Anderson LLP

Cleveland, Ohio,
March 13, 1997